EXHIBIT  32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CT Holdings, Inc. (the "Company") on Form 10-QSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Solomon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN B. SOLOMON
---------------------
Steven  B.  Solomon
Chief  Executive  Officer
August  23,  2004


/s/ RICHARD CONNELLY
--------------------
Richard  Connelly
Chief  Financial  Officer

August 23, 2004


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